SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]Preliminary Proxy Statement

[]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[]       Definitive Proxy Statement

[]       Definitive Additional Materials

[ ]	Soliciting Material Pursuant to 240.14a-12

AMG FUNDS II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[]      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount Previously Paid:

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[ ], 2020

AMG FUNDS II

AMG GW&K GLOBAL ALLOCATION FUND

(FORMERLY AMG CHICAGO EQUITY PARTNERS BALANCED FUND)

Dear Shareholder:

I am writing to you about an important proposal relating to AMG GW&K Global Allocation Fund

(formerly AMG Chicago Equity Partners Balanced Fund) (the "Fund"), a series of AMG Funds II ("AMG Funds II" or the "Trust"). This proxy statement asks you to consider and vote on a proposal to approve a new subadvisory agreement between AMG Funds LLC and GW&K Investment Management, LLC ("GW&K") with respect to the Fund.

GW&K has been acting as the Fund's subadviser on an interim basis pursuant to an interim subadvisory agreement since April 17, 2020, when it replaced Chicago Equity Partners, LLC ("CEP") as subadviser to the Fund. Under applicable law, if shareholders do not approve the new subadvisory agreement with GW&K on or before September 14, 2020, GW&K may no longer be able to act as subadviser to the Fund and the Board of Trustees may consider other alternatives for the Fund, including possible liquidation of the Fund. The fee paid to GW&K under the interim subadvisory agreement and the new subadvisory agreement is the same rate that was paid to CEP and is paid by the Fund's investment adviser. The approval of the new subadvisory agreement will not increase the management fee rate borne by Fund shareholders.

In connection with the hiring of GW&K, effective April 17, 2020, the Fund changed its name, investment objective, principal investment strategies and principal risks. For more information regarding these and other changes to the Fund, please see the supplement dated April 17, 2020 to the Fund's prospectus dated April 1, 2020, which is attached as Appendix B to the accompanying proxy statement.

A special meeting of shareholders (the "Meeting") of the Fund has been scheduled for [June 18, 2020] to vote on this matter. If you are a shareholder of record of the Fund as of the close of business on [April 22, 2020], you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on the proposal, as noted above. For the reasons discussed in the enclosed materials, the Board of Trustees of AMG Funds II recommends that you vote "FOR" the proposal.

You can vote in one of four ways:

oOver the Internet, through the website listed on the proxy card,

oBy telephone, using the toll-free number listed on the proxy card,

oBy mail, using the enclosed proxy card -- be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

oIn person at the shareholder meeting on [June 18, 2020]. Please see additional information regarding the shareholder meeting in the enclosed materials.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Please take the time to carefully consider and vote on this important proposal. Please also read the enclosed information carefully before voting. If you have questions, please call AST Fund Solutions, the Fund's proxy solicitor, toll-free at 866-796-6860.

i

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy

(following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued

support.

Sincerely,

/s/ Keitha L. Kinne Keitha L. Kinne President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF- ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following "Questions and Answers" section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders ("Proxy Statement").

Q.Why am I receiving this Proxy Statement?

A.You are receiving these proxy materials -- that include the Proxy Statement and your proxy card -- because you have the right to vote on an important proposal concerning AMG GW&K Global Allocation Fund (formerly AMG Chicago Equity Partners Balanced Fund) (the "Fund"), a series of AMG Funds II ("AMG Funds II" or the "Trust"). The proposal is described below.

Q.What is the proposal about?

A.The Proxy Statement presents one proposal (the "Proposal"). The Board of Trustees of the Trust (the "Board") and AMG Funds LLC (the "Investment Manager"), the Fund's investment manager, believe the Proposal is in the best interests of the Fund for the reasons described below.

The Proposal relates to a proposed new subadvisory agreement between the Investment Manager and GW&K Investment Management, LLC ("GW&K") with respect to the Fund. At a meeting held on April 16, 2020, and based upon the recommendation of the Investment Manager and other factors, the Board terminated the subadvisory agreement with Chicago Equity Partners, LLC ("CEP"), the then-current subadviser of the Fund, and approved the appointment of GW&K as the subadviser to the Fund on an interim basis to replace CEP, with GW&K's services beginning on April 17, 2020. GW&K was appointed interim subadviser pursuant to an interim subadvisory agreement as permitted by Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act"). As required by applicable law, the interim subadvisory agreement is effective until the earlier of 150 days after the termination of the subadvisory agreement with CEP or the approval of a new subadvisory agreement between the Investment Manager and GW&K by shareholders of the Fund. At the meeting held on April 16, 2020, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund and the adoption of a new subadvisory agreement between the Investment Manager and GW&K, subject to shareholder approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Fund must approve the new subadvisory agreement on or before September 14, 2020 in order for GW&K to serve as subadviser to the Fund on an uninterrupted basis following that date. For the reasons discussed in the Proxy Statement, the Board recommends that you vote "FOR" the Proposal.

Q.What is the impact of the Proposal on the Fund's investment objective, principal investment strategies and principal risks?

A.In connection with the hiring of GW&K, effective April 17, 2020, the Fund changed its name, investment objective, principal investment strategies and principal risks. For more information regarding these and other changes to the Fund, please see the supplement dated April 17, 2020 to the Fund's prospectus dated April 1, 2020, which is attached as Appendix B to the Proxy Statement.

Q.When is the Meeting?

A.The enclosed proxy is being solicited for use at the special meeting of shareholders of the Fund to be held on [June 18, 2020] (the "Meeting") at the offices of the Investment Manager, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, at [3:00 p.m.] Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders.

Q.How does the Board suggest that I vote?

A.After careful consideration, the Board unanimously recommends that you vote "FOR" the Proposal. Please see the section of the Proxy Statement discussing the Proposal for a discussion of the Board's considerations in making such recommendation.

Q.What vote is required to approve the Proposal?

A.The Proposal must be approved by a "vote of a majority of the outstanding voting securities" of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the Proposal present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the Proposal.

Q.What happens if shareholders do not approve the Proposal?

A.The Board unanimously recommends that shareholders approve the Proposal. However, if shareholders do not approve the Proposal, the new subadvisory agreement between the Investment Manager and GW&K with respect to the Fund will not take effect, and the Board will determine what further action is appropriate for the Fund.

Q.Will my vote make a difference?

A.Yes! Your vote is needed to ensure that the Proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card, over the Internet or by telephone.

Q.If I am a small investor, why should I vote?

A.You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again. This may delay the Meeting and the approval of the Proposal and generate unnecessary costs.

Q.How do I place my vote?

A.You may provide the Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call AST Fund Solutions, the Fund's proxy solicitor (the "Solicitor"), toll-free at 866-796-6860.

Q.Whom do I call if I have questions?

A.We will be happy to answer your questions about this proxy solicitation. If you have questions, please call the Solicitor, toll-free at 866-796-6860.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting.

PROMPT VOTING IS REQUESTED.

AMG FUNDS II

AMG GW&K GLOBAL ALLOCATION FUND

(FORMERLY AMG CHICAGO EQUITY PARTNERS BALANCED FUND)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [JUNE 18, 2020]

Notice is hereby given that a special meeting of shareholders (the "Meeting") of AMG GW&K Global Allocation Fund (formerly AMG Chicago Equity Partners Balanced Fund) (the "Fund"), a series of AMG Funds II ("AMG Funds II" or the "Trust"), will be held at the offices of AMG Funds LLC (the "Investment Manager"), 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830 on [June 18, 2020] at [3:00 p.m.] Eastern Time for the purposes listed below:

1.Approval of a new subadvisory agreement between the Investment Manager and GW&K Investment Management, LLC ("GW&K") with respect to the Fund.

2.Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Trust's Board of Trustees (the "Board" or the "Trustees") unanimously recommends that shareholders vote "FOR" the proposal.

Shareholders of record at the close of business on [April 22, 2020] are entitled to notice of, and to vote at, the Meeting, even if any such shareholders no longer own shares.

We currently intend to hold the Meeting in person. However, we are actively monitoring developments with respect to the novel coronavirus disease, COVID-19, and the advice and guidance of public health officials, including guidelines on limits to the number of people permitted to congregate in one location. We are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. For that reason, the Fund reserves the right to reconsider the date, time and/or means of convening the Meeting. Subject to any restrictions imposed by applicable law, the Fund may choose to conduct the meeting solely by means of remote communications, or may hold a "hybrid" meeting where some participants attend in person and others attend by means of remote communications. If the Trustees or officers of the Fund choose to change the date, time, and/or means of convening the Meeting, the Fund will announce the decision to do so in advance, and details on how to participate will be issued by press release, filed with the Securities and Exchange Commission as additional proxy material and provided to shareholders by any other required means to inform shareholders of the change. Attendees are also encouraged to review guidance from public health officials on this issue. We encourage you to vote your shares prior to the Meeting.

We call your attention to the accompanying proxy statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund prior to the Meeting, or by voting in person at the Meeting. Please call AST Fund Solutions, the Fund's proxy solicitor, toll-free at 866-796-6860 if you have any questions relating to attending the Meeting in person or your vote instructions.

By Order of the Board of Trustees,

/s/ Mark Duggan Mark Duggan Secretary

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON [JUNE 18, 2020]

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about the Fund in the Fund's annual report, dated December 31, 2019, including financial reports for the fiscal year ended December 31, 2019. You may obtain copies of these reports without charge, upon request, by writing to AMG Funds LLC, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, or by calling 1-800-548-4539, or on the Funds' website at www.amgfunds.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

AMG FUNDS II

AMG GW&K GLOBAL ALLOCATION FUND

(FORMERLY AMG CHICAGO EQUITY PARTNERS BALANCED FUND)

_______________________________

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [JUNE 18, 2020]

_______________________________

This proxy statement ("Proxy Statement") and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of AMG Funds

II("AMG Funds II" or the "Trust") and its series, AMG GW&K Global Allocation Fund (formerly AMG Chicago Equity Partners Balanced Fund) (the "Fund"). The proxies are being solicited for use at a special meeting of shareholders of the Fund to be held at the offices of AMG Funds LLC (the "Investment Manager"), 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830 on [June 18, 2020] at [3:00 p.m.] Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the "Meeting").

The Board has called the Meeting and is soliciting proxies from shareholders of the Fund for the purposes listed below:

Proposal Summary

1.Approval of a new subadvisory agreement between the Investment Manager and GW&K Investment Management, LLC ("GW&K") with respect to the Fund.

2.Transaction of such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about [May 11, 2020].

Shareholders of record at the close of business on [April 22, 2020] (the "Record Date") are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares.

If you have any questions about the proposal or about voting, please call AST Fund Solutions, the Fund's proxy solicitor, toll-free at 866-796-6860.

Introduction

The Trust is currently comprised of two mutual funds, but only the Fund is the subject of this proxy statement. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust. The Investment Manager, located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, is a subsidiary of Affiliated Managers Group, Inc. ("AMG"), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. The Investment Manager serves as investment manager and administrator of the Fund and is responsible for the Fund's overall administration and operations.

AMG Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of the Investment Manager, located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, serves as the Fund's distributor.

The principal executive offices of the Trust are located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

At a meeting held on April 16, 2020, and based upon the recommendation of the Investment Manager and other factors, the Board, including a majority of the Trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Trust (the "Independent Trustees"), terminated the subadvisory agreement (the "Former Subadvisory Agreement") with Chicago Equity Partners, LLC ("CEP"), the then-current subadviser of the Fund, and approved the appointment of GW&K Investment Management, LLC ("GW&K") as the subadviser to the Fund on an interim basis to replace CEP, with GW&K's services beginning on April 17, 2020. The Investment Manager and the Board believed that termination of the Former Subadvisory Agreement and the proposed new arrangements with GW&K were in the best interests of the Fund and its shareholders. GW&K was appointed interim subadviser pursuant to an interim subadvisory agreement between the Investment Manager and GW&K (the "Interim Subadvisory Agreement"), to be effective until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the approval of the New Subadvisory Agreement (as defined below) by shareholders of the Fund. At the meeting held on April 16, 2020, the Board, including a majority of the Independent Trustees, also approved (i) the longer-term appointment of GW&K as the subadviser to the Fund, (ii) a new subadvisory agreement between the Investment Manager and GW&K with respect to the Fund (the "New Subadvisory Agreement") and (iii) the submission of the New Subadvisory Agreement to shareholders of the Fund for approval. In accordance with Rule 15a-4 under the 1940 Act, shareholders of the Fund must approve the New Subadvisory Agreement on or before September 14, 2020 in order for GW&K to serve as subadviser to the Fund on an uninterrupted basis following that date. As discussed in greater detail below, the Board has unanimously determined to recommend a vote "FOR" the proposal.

The material differences between the Interim Subadvisory Agreement and the Former Subadvisory Agreement with respect to the Fund, as well as the material differences between the New Subadvisory Agreement approved by the Board and the Former Subadvisory Agreement, are described below under "Description of The Interim Subadvisory Agreement" and "Description of the New Subadvisory Agreement".

If the shareholders of the Fund approve the New Subadvisory Agreement between the Investment Manager and GW&K (the "Proposal"), GW&K will continue to serve as subadviser to the Fund under the terms of the New Subadvisory Agreement. If shareholders of the Fund do not approve the New Subadvisory Agreement, the New Subadvisory Agreement will not take effect, and the Board will determine what further action is appropriate for the Fund.

In connection with the hiring of GW&K, effective April 17, 2020, the Fund (i) changed its name from AMG Chicago Equity Partners Balanced Fund to AMG GW&K Global Allocation Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, (iii) replaced its existing contractual expense limitation agreement with the Investment Manager with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager has agreed, through at least May 1, 2022, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.81% of the Fund's average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the "Expense Cap"), subject to later reimbursement by the Fund in certain circumstances (the Fund's previous Expense Cap was 0.84%); and (iv) replaced its existing benchmark indices with the MSCI ACWI Index, Bloomberg Barclays Global Aggregate Bond Index and 60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index. For more information regarding these and other changes to the Fund, please see the supplement dated April 17, 2020 to the Fund's prospectus dated April 1, 2020, which is attached as Appendix B to the Proxy Statement.

Voting Procedures

Shareholders of the Fund who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting. Shares may be voted in person or by proxy. Where shareholders may pursuant to the terms of a notice of a meeting of shareholders (which may be amended from time to time) participate in and vote at such meeting by means of remote communication, shares voted by means of such remote communication shall constitute shares voted in person.

A quorum must be present at the Meeting for the transaction of business. The holders of 30% of the aggregate number of shares of the Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Fund. Abstentions and broker non-votes do not represent votes cast for the Proposal but will be counted for purposes of determining whether a quorum is present. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on the Proposal. Because the affirmative "vote of a majority of the outstanding voting securities," as defined below, of the Fund is required to approve the Proposal, abstentions and broker non-votes will have the effect of a vote against the Proposal.

Whether or not a quorum is present at the Meeting, the chair of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjourned session or sessions may be held, any time after the date set for the Meeting, without the necessity of further notice. Upon motion of the chair of the Meeting, the question of adjournment may be (but is not required to be) submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted "FOR" a proposal in favor of such an adjournment.

As part of our effort to maintain a safe and healthy environment at the Meeting, the Fund, the Investment Manager and the Trustees are actively monitoring developments with respect to the novel coronavirus, COVID-19, and the advice and guidance of public health officials, including guidelines on limits to the number of people permitted to congregate in one location. For that reason, the Trustees and officers of the Fund reserve the right to reconsider the date, time and/or means of convening the Meeting. Subject to any restrictions imposed by applicable law, the Fund may choose to conduct the meeting solely by means of remote communications, or may hold a "hybrid" meeting where some participants attend in person and others attend by means of remote communications. If the Trustees or officers of the Fund choose to change the date, time, and/or means of convening the Meeting, the Fund will announce the decision to do so in advance, and details on how to participate will be issued by press release, filed with the Securities and Exchange Commission (the "SEC") as additional proxy material and provided to shareholders by any other required means to inform shareholders of the change. Attendees are also encouraged to review guidance from public health authorities on this issue.

Information regarding the number of issued and outstanding shares of the Fund as of the Record Date is provided under "Additional Information" below, representing the same number of votes for the Fund. The persons who are known to have owned beneficially or of record 5% or more of the Fund's outstanding shares as of [ ] are also listed in the "Additional Information" section.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to the Proposal, your shares will be voted in accordance with management's recommendation. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the By-Laws of the Trust, when any share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such share, unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY

TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Investment Manager and GW&K. Please see "Additional Information" below for more information regarding solicitation of proxies. If you plan to vote in person by attending the Meeting, please contact the Fund in writing at AMG Funds II, 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, or by telephone at 1-800-548-4539, for directions.

Information About GW&K

The following is a description of GW&K, based solely on information provided to the Investment Manager by GW&K.

GW&K manages the Fund's portfolio using its global allocation strategy. Under CEP's management of the Fund's portfolio, the Fund's investment objective was "to achieve a high total investment return, consistent with the preservation of capital and prudent economic risk" and the Fund invested 50-75% of its total assets in equity securities and invested the remainder in bonds and other fixed income securities, as well as cash and cash equivalents. Under GW&K's management, the Fund's investment objective is "to achieve long-term capital appreciation with moderate current income," and under normal circumstances, the Fund will generally invest 55- 65% of its net assets in equity securities and invest the remainder of its assets in fixed income securities, cash and cash equivalents. GW&K takes an active approach to managing global equity and fixed income investments and seeks to manage risk through diversification, in-depth research and a focus on quality.

GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, is an investment management firm that has advised individual and institutional clients since 1974. As of December 31, 2019, the firm had approximately $42.155 billion in assets under management. In 2008, GW&K became an affiliate of AMG. Under this partnership, AMG, through its wholly-owned subsidiary, AMG Boston Holdings, LLC, indirectly owns a majority interest in GW&K, with the remaining ownership interest held among members of GW&K's management team. GW&K's management team is responsible for the day-to-day management of the firm and maintains full autonomy over the investment process. AMG is a publicly traded, global asset management company (NYSE:AMG) with investments in a diverse group of boutique investment management firms. As of December 31, 2019, AMG had approximately $726 billion in assets under management by its affiliated investment management firms.

Information about the directors and principal executive officers of GW&K is set forth below. The address of each of them is c/o GW&K Investment Management, LLC, 222 Berkeley Street, Boston, Massachusetts 02116.

Name of Directors and Principal Executive Officers	Principal Occupation(s)
Harold G. Kotler, CFA	Chief Executive Officer; Chief Investment Officer
Thomas Williams Roberts, III	Co-President; Chief Compliance Officer
Thomas F.X. Powers	Co-President

PROPOSAL: APPROVAL OF THE NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND GW&K WITH RESPECT TO AMG GW&K GLOBAL ALLOCATION FUND

Board of Trustees Approvals

At a meeting held on April 16, 2020, and based upon the recommendation of the Investment Manager and other factors, the Board approved the appointment of GW&K as the subadviser to the Fund on an interim basis to replace CEP, with GW&K's services beginning on April 17, 2020, and approved the Interim Subadvisory Agreement. As a consequence, on April 17, 2020, CEP ceased serving as subadviser to the Fund, and GW&K began serving as the subadviser to the Fund on an interim basis as permitted by Rule 15a-4 under the 1940 Act. At the meeting held on April 16, 2020, the Board also approved the longer-term appointment of GW&K as the subadviser to the Fund and approved the New Subadvisory Agreement, subject to shareholder approval. In approving the Interim Subadvisory Agreement and the New Subadvisory Agreement, the Board, including a majority of the Independent Trustees, determined that the hiring of GW&K is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or an affiliated subadviser derives an inappropriate advantage. The Board's determination to approve the appointment of GW&K as subadviser of the Fund and to approve the Interim Subadvisory Agreement and the New Subadvisory Agreement was based on a variety of factors and considerations, including (i) recommendation by the Investment Manager, which was based on its ongoing evaluation of Fund characteristics and exposures and subadviser performance and investment strategy, (ii) qualitative and quantitative analysis of GW&K's organizational structure, investment process, style and long-term performance record, (iii) that the management fee paid by the Fund would not change as a result of the appointment of GW&K as subadviser and that GW&K would receive the same rate of compensation under the Interim Subadvisory Agreement and New Subadvisory Agreement as CEP received under the Former Subadvisory Agreement, and (iv) the Board's knowledge of GW&K as subadviser to other funds in the AMG Funds Family of Funds. The recommendation to hire GW&K was based on the Investment Manager's belief that GW&K is a high quality investment adviser with a demonstrated ability to manage equity and fixed income portfolios and to manage the overall risk of the Fund's portfolio and would be appropriately suited to manage assets for the Fund. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved (i) the hiring of GW&K, (ii) the adoption of the Interim Subadvisory Agreement, effective on April 17, 2020, until the earlier of 150 days after the termination of the Former Subadvisory Agreement or the approval of the New Subadvisory Agreement by shareholders of the Fund (as provided by Rule 15a-4), and (iii) subject to shareholder approval, the adoption of the New Subadvisory Agreement. A form of the proposed New Subadvisory Agreement is attached as Appendix A.

Description of the Interim Subadvisory Agreement

The terms of the Interim Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement (including with respect to subadvisory fees), with certain exceptions described below. Under the terms of the Former Subadvisory Agreement, dated February 26, 2007, as amended, CEP received, and under the Interim Subadvisory Agreement, GW&K receives, a subadvisory fee at an annual rate of 0.30% of the average daily net assets of the Fund. For the fiscal year ended December 31, 2019, the Investment Manager paid CEP $784,386 for subadvisory services provided to the Fund.

Among the differences between the agreements is that, while the Former Subadvisory Agreement continued in effect from year to year for so long as its continuation was approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance, the Interim Subadvisory Agreement will continue in effect until the earlier of 150 days from April 17, 2020 or the date upon which the New Subadvisory Agreement is approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). In accordance with Rule 15a-4 under the 1940 Act, Fund shareholders must approve the New Subadvisory Agreement on or before September 14, 2020 in order for GW&K to serve as subadviser to the Fund on an uninterrupted basis following that date.

The Interim Subadvisory Agreement adds provisions clarifying that GW&K will exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which GW&K has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Investment Manager and the Board; provided, further, that such authority may be revoked in whole or in part by the Investment Manager if required by applicable law. GW&K will exercise its proxy voting authority in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. GW&K will provide such information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Investment Manager from time to time. (These terms governing GW&K's proxy voting authority are collectively referred to herein as the "Interim Proxy Voting Provisions.")

In addition, the Interim Subadvisory Agreement adds provisions clarifying that: (i) GW&K is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Fund's prospectus; (ii) GW&K's responsibility for providing portfolio management services under the Interim Subadvisory Agreement is limited to only those assets of the Fund which the Investment Manager determines to allocate to GW&K (iii) GW&K will not consult with any investment adviser to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for such assets in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3, and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Fund; (iv) the Trust's payment of issue and transfer taxes chargeable to it in connection with securities transactions to which the Fund is a party, as well as the Trust's payment of interest on borrowed money, if any, is subject to any expense limitation agreement in effect from time to time with respect to the Fund; and (v) the Investment Manager consents to the use of its name, including in connection with the name of the Trust or the Fund, in a representative client list in connection with the completion of marketing materials. In addition, the Interim Subadvisory Agreement clarifies GW&K's proxy voting authority by adding the Interim Proxy Voting Provisions discussed in the above paragraph and by adding a provision explicitly authorizing GW&K to engage a third party for purposes of providing proxy advisory and/or voting services. The Interim Subadvisory Agreement also adds that the Investment Manager shall not unreasonably withhold its prior written approval of GW&K's directing of portfolio transactions on behalf of the Fund through any broker or dealer that is an "affiliated person," as defined in the 1940 Act, of GW&K.

The Interim Subadvisory Agreement does not include provisions that were in the Former Subadvisory Agreement (i) setting forth terms under which the Investment Manager may retain CEP as the subadviser for additional funds or (ii) explicitly prohibiting CEP from directing portfolio transactions on behalf of the Fund to any broker/dealer in recognition of sales of shares of any investment company or receipt of research or other service without prior written approval of the Investment Manager.

Description of the New Subadvisory Agreement

The terms of the New Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement (including with respect to subadvisory fees), with certain exceptions. These exceptions are described below under "Comparison with Terms of the Former Subadvisory Agreement."

Services

Under the New Subadvisory Agreement, if the Proposal is approved by Fund shareholders, GW&K agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust's current registration statement and subject to the supervision of the Investment Manager and the Board, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund's investment objective and policies as set forth in the Trust's current registration statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. GW&K will also arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund's account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. GW&K will also make its officers and employees available to meet with the Investment Manager's officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions.

Under the New Subadvisory Agreement, GW&K will exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which GW&K has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Investment Manager and the Board; provided, further, that such authority may be revoked in whole or in part by the Investment Manager if required by applicable law. GW&K will exercise its proxy voting authority in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. GW&K will provide such information relating to its exercise of proxy voting authority (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Investment Manager from time to time. (These terms governing GW&K's proxy voting authority are collectively referred to herein as the "New Proxy Voting Provisions.") GW&K will also have authority to select brokers or dealers to execute purchase and sale transactions for the Trust. As subadviser to the Fund, GW&K will be required to provide periodic and special reports as the Board may request with respect to matters relating to the duties of GW&K under the New Subadvisory Agreement.

Compensation

Pursuant to the New Subadvisory Agreement, the Investment Manager will pay GW&K a fee at the annual rate of 0.30% of the Fund's average daily net assets. The fees paid to GW&K under the New Subadvisory Agreement are not paid by the Fund but are paid by the Investment Manager out of the management fees the Investment Manager receives from the Fund. The hiring of GW&K and the approval of the New Subadvisory Agreement will not increase the management fee paid by Fund shareholders. Under the investment management agreement between the Trust and the Investment Manager dated August 1, 2000, as amended, the Fund pays the Investment Manager a fee at the annual rate of 0.60% of the Fund's average daily net assets. For the fiscal year ended December 31, 2019, the Fund paid the Investment Manager $1,568,773 for advisory services provided to the Fund.

Comparison with Terms of the Former Subadvisory Agreement

As noted above, the terms of the New Subadvisory Agreement are not materially different from the terms of the Former Subadvisory Agreement, except for the differences described in this paragraph. Among the differences between the agreements is that the New Subadvisory Agreement adds provisions clarifying that (i) GW&K is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Fund's prospectus; (ii) GW&K's responsibility for providing portfolio management services under the New Subadvisory Agreement is limited to only those assets of the Fund which the Investment Manager determines to allocate to GW&K (iii) GW&K will not consult with any investment adviser to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for such assets in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3, and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Fund; (iv) the Trust's payment of issue and transfer taxes chargeable to it in connection with securities transactions to which the Fund is a party, as well as the Trust's payment of interest on borrowed money, if any, is subject to any expense limitation agreement in effect from time to time with respect to the Fund; and (v) the Investment Manager consents to the use of its name, including in connection with the name of the Trust or the Fund, in a representative client list in connection with the completion of marketing materials. In addition, the New Subadvisory Agreement clarifies GW&K's proxy voting authority by adding the New Proxy Voting Provisions discussed under "Services" above and by adding a provision explicitly authorizing GW&K to engage a third party for purposes of providing proxy advisory and/or voting services. The New Subadvisory Agreement also adds that the Investment Manager shall not unreasonably withhold its prior written approval of GW&K's directing of portfolio transactions on behalf of the Fund through any broker or dealer that is an "affiliated person," as defined in the 1940 Act, of GW&K.

The New Subadvisory Agreement does not include provisions that were in the Former Subadvisory Agreement (i) setting forth terms under which the Investment Manager may retain CEP as the subadviser for additional funds or (ii) explicitly prohibiting CEP from directing portfolio transactions on behalf of the Fund to any broker/dealer in recognition of sales of shares of any investment company or receipt of research or other service without prior written approval of the Investment Manager.

The Board, including a majority of the Independent Trustees, last approved the continuation of the Former Subadvisory Agreement at an in-person meeting held on June 27, 2019. The Former Subadvisory Agreement was last submitted to a vote of its shareholders on February 26, 2007, for the purpose of approving the adoption of the Former Subadvisory Agreement.

Portfolio Managers

If shareholders approve the New Subadvisory Agreement, it is expected that GW&K's current portfolio management team that has managed the Fund under the Interim Subadvisory Agreement since April 17, 2020 will continue to manage the Fund's assets.

GW&K manages the Fund using its global allocation strategy. The Fund is managed by a team of portfolio managers at GW&K: Daniel L. Miller, CFA, William P. Sterling, PhD, Aaron C. Clark, CFA, Thomas A. Masi, CFA and Mary F. Kane, CFA.

Messrs. Miller and Sterling are the portfolio managers jointly and primarily responsible for asset allocation. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K's equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Sterling serves as Global Strategist at GW&K, a position he has held since 2019. Previously, Mr. Sterling served as the Chief Executive Officer, Chairman, Chief Investment Officer, and Senior Portfolio Manager of Trilogy Global Advisors, LP ("Trilogy") since 1999.

Messrs. Clark and Masi are the portfolio managers jointly and primarily responsible for the day-to-day management of the equity portion of the Fund. Mr. Clark serves as Principal and Portfolio Manager of GW&K, positions he has held since 2015. Mr. Clark began his investment career in 1992. Prior to joining GW&K in 2015, he was a Principal and Portfolio Manager at Tetrem Capital Management with responsibility for U.S. Value and U.S. Dividend mandates as well as a Canadian Dividend Fund. Prior to that, he served as a portfolio manager at Pioneer Investments as part of their value equities team, and at Morgan Stanley Investment Company, where he co-managed a Dividend Growth Fund. Before becoming a portfolio manager, Mr. Clark was an equity analyst at Prudential Securities and Gerard Klauer Mattison with a primary focus on companies in the financial services sector. Mr. Masi serves as Vice President and Portfolio Manager at GW&K, positions he has held since 2019. Previously, Mr. Masi served as a Senior Portfolio Manager and Director of Research at Trilogy since 2004.

Ms. Kane is the portfolio manager primarily responsible for the fixed income portion of the Fund. Ms. Kane is a Partner and Portfolio Manager of GW&K, and has served in those positions since 2011 and 2005, respectively. Ms. Kane joined GW&K in 2005.

Board of Trustees Recommendation

At a telephonic meeting held on April 16, 2020,1 the Board, and separately a majority of the Independent Trustees, unanimously voted to approve the Interim Subadvisory Agreement between the Investment Manager and GW&K with respect to the Fund, the New Subadvisory Agreement between the Investment Manager and GW&K with respect to the Fund (together with the Interim Subadvisory Agreement, the "Agreements"), and the presentation of the New Subadvisory Agreement for shareholder approval at a special meeting to be held for such purpose. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements.

In considering the Agreements, the Trustees considered the information relating to the Fund and GW&K provided to them in connection with the meeting on April 16, 2020 and other meetings of the Board throughout the last twelve months. In considering the Agreements, the Trustees also considered information relating to the eight other funds that GW&K sub-advises in the AMG Funds Family of Funds, which, as of April 16, 2020, consisted of 52 funds (the "AMG Funds Complex"). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Agreements; and (c) met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by GW&K, the Trustees reviewed information relating to GW&K's financial condition, operations and personnel and the investment philosophy, strategies and techniques (the "Investment Strategy") that are intended to be used by GW&K in managing the Fund. Among other things, at this meeting and/or prior meetings, the Trustees reviewed information on portfolio management and other professional staff, information regarding GW&K's organizational and management structure, GW&K's compliance policies and procedures, and GW&K's brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at GW&K that are expected to have portfolio management responsibility for the Fund. The Trustees noted that one proposed portfolio manager joined GW&K in 2005, one proposed portfolio manager joined GW&K in 2008, one proposed portfolio manager joined GW&K in 2015, and two proposed portfolio managers joined GW&K in 2019. The Trustees further noted that four of the proposed portfolio managers serve as portfolio manager or co-portfolio manager on at least one other fund subadvised by GW&K in the AMG Funds Complex. In the course of their deliberations, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the Fund; (b) the qualifications and experience of GW&K's personnel; and (c) GW&K's compliance program. The Trustees also considered GW&K's risk management processes. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Agreements and noted that, as of December 31, 2019, GW&K managed approximately $42 billion in assets.

Performance. Because GW&K was proposing to manage the Fund with a new global asset allocation investment strategy, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund. The Trustees, however, considered information relating to GW&K's performance managing global equity and fixed income strategies and GW&K's experience with asset allocation strategies. The Trustees further considered the performance of the other funds in the AMG Funds Complex sub-advised by GW&K.

Subadvisory Fees, Profitability and Economies of Scale. The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by GW&K. In considering the anticipated profitability of GW&K with respect to the provision of subadvisory services to the Fund, the Trustees considered information regarding GW&K's organization, management and financial stability. The Trustees noted that, because GW&K is an affiliate of the Investment Manager, a portion of GW&K's revenues or anticipated profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fee rate to be paid to GW&K under each Agreement was the same as the rate paid to CEP under the Former Subadvisory Agreement.

1The Trustees determined that the conditions surrounding the COVID-19 virus constituted unforeseen or emergency circumstances and that reliance on the SEC's exemptive order, which provides relief from the in-person voting requirements of the 1940 Act in certain circumstances (the "In-Person Relief"), was necessary or appropriate due to

The Board took into account management's discussion of the proposed subadvisory fee structure, and the services GW&K is expected to provide in performing its functions under the Agreements. The Trustees also were provided, in their June 27, 2019 in-person meeting, with the profitability of GW&K with respect to the other funds it sub-advises in the AMG Funds Complex. Based on the foregoing, the Trustees concluded that the profitability to GW&K is expected to be reasonable and that GW&K is not expected to realize material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund's assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to GW&K, including, among others, the potential broadening of GW&K's global asset allocation investment capabilities, as well as the indirect benefits that GW&K may receive from GW&K's relationship with the Fund, including any so- called "fallout benefits" to GW&K, such as reputational value derived from GW&K serving as subadviser to the Fund, which bears GW&K's name. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services to be provided by GW&K, and the other considerations noted above with respect to GW&K, the Fund's subadvisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding each Agreement: (a) GW&K has demonstrated that it possesses the capability and resources to perform the duties required of it under each Agreement; (b) GW&K's Investment Strategy is appropriate for pursuing the Fund's investment objectives; (c) GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) GW&K maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on April 16, 2020, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve each Agreement.

Required Vote

The Proposal must be approved by a "vote of a majority of the outstanding voting securities" of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the Proposal present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the Proposal. If the vote required to approve the Proposal is not obtained from the Fund, the New Subadvisory Agreement between the Investment Manager and GW&K will not be approved, and the Trustees will consider what other actions to take in the best interests of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE

"FOR" THE PROPOSAL.

the circumstances related to current or potential effects of COVID-19. The Trustees unanimously wished to rely on the In-Person Relief with respect to the approval of those matters on the agenda for the April 16, 2020 meeting that would otherwise require in-person votes under the 1940 Act. The Trustees, including a majority of the Independent Trustees, undertook to ratify the actions taken pursuant to the In-Person Relief at the Board's next in-person meeting, consistent with the requirements of the In-Person Relief. See Investment Company Release No. 33824 (March 25, 2020). This exemptive order supersedes a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33817 (March 13, 2020)).

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Other Information

The SEC maintains an Internet web site (at http://www.sec.gov), which contains proxy materials, reports, and other information filed by the Fund.

Voting Information

Proxy Solicitation

Representatives of the Investment Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Fund.

AST Fund Solutions (the "Solicitor") has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $60,000, plus expenses. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor's representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor's representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor's representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the Proposal. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder's instructions, and within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or Internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or replacement proxy cards, please call the Solicitor toll free at 866-796-6860. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the Internet, is revocable until voted at the Meeting.

Shareholders Sharing the Same Address

The Fund will mail only one copy of this proxy statement to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of this proxy statement and you are a holder of record of your shares, please call the Fund at 1-800-548-4539. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this proxy statement. If in the future you do not want the mailing of proxy statements to be combined with those of other members of your household, or if you have received multiple copies of this proxy statement and want future mailings to be combined with those of other members of your household, please contact the Fund in writing at AMG Funds II, 600 Steamboat Road, Greenwich, Connecticut 06830, or by telephone at 1-800-548-4539, or contact your financial service firm. The Fund undertakes to deliver promptly upon written or oral request a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the document was delivered.

Principal Holders and Management Ownership

The total number of shares of the Fund outstanding, as of the Record Date, and information concerning the shareholders who owned beneficially or of record 5% or more of each class of the Fund's outstanding securities, as of [ ], is set forth below.

As of the Record Date, the total number of the Fund's outstanding shares was [ ].

As of [ ], the following persons or entities owned of record 5% or more of each class of the Fund's outstanding securities:

Name and Address	Number of Shares	Percentage
AMG GW&K Global Allocation Fund
[ ]	[ ]	[ ]%

[* Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of the Fund as of [ ], and therefore may be presumed to "control" the Fund under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of [ ], "controlled" (within the meaning of the 1940 Act) the Fund. A person or entity that "controls" the Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such "controlling" shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.]

[As of [ ], all management personnel (i.e., Trustees and Officers of the Trust) as a group owned [ ]% of the outstanding shares of each class of the Fund.]

Since the beginning of the most recently completed fiscal year, no Trustee has purchased or sold securities of the Investment Manager, GW&K or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Investment Manager, GW&K or any of their respective parents or subsidiaries.

Certain Trustees and Officers may from time to time own securities of AMG, including securities received as compensation for services to AMG or its affiliates.

The Investment Manager serves as administrator of the Fund under an Amended and Restated Administration Agreement between the Investment Manager and the Trust with respect to the Fund (the "Fund

Administration Agreement"). For the fiscal year ended December 31, 2019, the Fund paid $392,193 to the Investment Manager under the Fund Administration Agreement. The Distributor serves as the principal distributor and underwriter for the Fund under a Distribution Agreement between the Distributor and the Trust with respect to the Fund, and the Trust has adopted a distribution and services plan with respect to Class N shares of the Fund (the "Plan"), in accordance with the requirements of Rule 12b-1 under the 1940 Act. For the fiscal year ended December 31, 2019, Class N shares of the Fund paid $183,674 under the Plan. The Investment Manager and Distributor will continue to provide these administrative and distribution services, respectively, to the Fund after the New Subadvisory Agreement is approved.

For the fiscal year ended December 31, 2019, the Fund did not pay any commissions to any affiliated broker-dealer.

Information Regarding Similar Funds

GW&K does not currently act as an investment adviser or subadviser with respect to any other investment company registered under the 1940 Act with similar investment objectives and strategies to those of the Fund.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Trustees,

/s/ Mark Duggan Mark Duggan Secretary

APPENDIX A

The Form of New Subadvisory Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Fund. Accordingly, shareholders should not rely on the representations and warranties in the Form of New Subadvisory Agreement as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of New Subadvisory Agreement may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of New Subadvisory Agreement, the Fund will take such steps as may be required by applicable law.

FORM OF NEW SUBADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND

GW&K INVESTMENT MANAGEMENT, LLC WITH RESPECT TO AMG GW&K GLOBAL

ALLOCATION FUND

AGREEMENT made as of the [ ] day of [ ], 2020, between AMG FUNDS LLC, a limited liability company organized under the laws of the state of Delaware and having its principal place of business at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830 (the "Adviser") and GW&K INVESTMENT MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business at 222 Berkeley Street, Boston, Massachusetts 02116 (the "Subadviser").

WHEREAS, the Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Advisers Act; and

WHEREAS, AMG FUNDS II, a Massachusetts business trust (the "Trust"), engages in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers shares in a series, AMG GW&K Global Allocation Fund (the "Fund"); and

WHEREAS, pursuant to a Fund Management Agreement, dated as of August 1, 2000, between the Trust and the Adviser, as amended (the "Advisory Agreement"), the Adviser is required to perform investment advisory services for the Fund.

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.APPOINTMENT OF SUBADVISER.

The Adviser hereby employs the Subadviser to provide investment advisory services to the Fund for the period and on the terms herein set forth. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.DUTIES OF ADVISER AND SUBADVISER.

(i)Delivery of Documents. The Adviser has furnished the Subadviser with true copies of each of the following:

(a)The Trust's Amended and Restated Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts and all amendments and supplements thereto (such Amended and Restated Declaration of Trust, as presently in effect and as it shall from time to time be amended or supplemented, is herein called the "Declaration");

(b)The Trust's By-Laws and amendments and supplements thereto (such By-Laws, as presently in effect and as it shall from time to time be amended and supplemented, is herein called the "By-Laws");

(c)Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and Subadviser and approving the Advisory Agreement and this Agreement and copies of the minutes of the initial meeting of shareholders of the Fund;

(d)The Trust's Registration Statement and each Post-Effective Amendment thereto on Form N-1A under the Securities Act of 1933 as amended (the "1933 Act") and the 1940 Act (File Nos. 033-43089 and 811-06431) with respect to the Fund as filed with the Securities and Exchange Commission and all amendments thereto (the "Registration Statement");

(e)The most recent prospectus (such prospectus, as in effect from time to time and all amendments and supplements thereto are herein called a "Prospectus") of the Fund;

(f)All resolutions of the Board of Trustees of the Trust pertaining to the objectives, investment policies and investment restrictions of the Fund; and

(g)Copies of the executed Advisory Agreement between the Trust and the Adviser relating to the Fund.

The Adviser will furnish the Subadviser from time to time with copies of all amendments of or supplements to items (a), (b), (c), (d), (e), (f), and (g) to the extent such amendments or supplements relate to or affect the obligations of the Subadviser hereunder with respect to the Fund.

(ii)The Subadviser, at its own expense, shall furnish the following services to the Trust with respect to the Fund:

(a)Investment Program. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective and policies of the Fund as set forth in the Trust's current Registration Statement and subject to the supervision of the Adviser and the Board of Trustees of the Trust, to (i) develop and furnish continuously an investment program and strategy for the Fund in compliance with the Fund's investment objective and policies as set forth in the Trust's current Registration Statement, (ii) provide research and analysis relative to the investment program and investments of the Fund, (iii) determine (subject to the overall supervision of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents, and (iv) make changes on behalf of the Trust in the investments of the Fund. In accordance with paragraph 2(ii)(b), the Subadviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund's account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions. The Subadviser will make its officers and employees available to meet with the Adviser's officers and directors on due notice at reasonable times to review the investments and investment program of the Fund in light of current and prospective economic and market conditions. The Subadviser is authorized on behalf of the Fund to enter into agreements and execute any documents required to make investments pursuant to the Prospectus as may be amended from time to time. The Subadviser's responsibility for providing portfolio management services hereunder shall be limited to only those assets of the Fund which the Adviser determines to allocate to the Subadviser (those assets being referred to as the "Fund Account"), and the Subadviser agrees that it shall not consult with any investment advisor(s) (within the meaning of the 1940 Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d-3 and/or Rule 17a-10 under the 1940 Act would not be available with respect to the Fund.

The Subadviser shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadviser has investment management responsibility; provided that the exercise of such authority shall be subject to periodic review by the Adviser and the Trustees of the Trust; provided, further that such authority may be revoked in whole or in part by the Adviser if required by applicable law. The Subadviser shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Trust may designate from time to time. The Subadviser shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Adviser from time to time.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of the Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of a Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

(b)Portfolio Transactions. In connection with the management of the investment and reinvestment of the Fund, the Subadviser, acting by its own officers, directors or employees or by a duly authorized subcontractor, is authorized to select the broker or dealers that will execute purchase and sale transactions for the Trust.

In executing portfolio transactions and selecting brokers or dealers, if any, the Subadviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Subadviser with respect to the Fund and/or other accounts over which the Subadviser exercises investment discretion. The Subadviser may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

The Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. The Subadviser also may cause the Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index).

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Subadviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

The Subadviser will advise the Fund's custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. The Subadviser shall not have possession or custody of any Fund investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Subadviser giving proper instructions to the custodian, the Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

The Subadviser shall, upon due notice from the Adviser, provide such periodic and special reports describing any such research, advice or other services received and the incremental commissions, net price or other consideration to which they relate.

Notwithstanding the foregoing, the Subadviser agrees that the Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Adviser to do so is obtained, but the Subadviser shall not be liable to the Fund for so acting. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund through any broker or dealer that is an "affiliated person" of the Subadviser (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Adviser, which shall not be unreasonably withheld. The Adviser agrees that it will provide the Subadviser with a list of brokers and dealers that are "affiliated persons" of the Fund.

(c)Reports. The Subadviser shall render to the Board of Trustees of the Trust such periodic and special reports as the Board of Trustees may request with respect to matters relating to the duties of the Subadviser set forth herein.

(iii)Notwithstanding anything to the contrary in this Agreement, the Subadviser shall have the right to engage a third-party for purposes of providing proxy advisory and/or voting services.

3.SUBADVISORY FEE.

For the services to be provided by the Subadviser as provided in Paragraph 2 hereof, the Adviser shall pay to the Subadviser an annual fee as set forth on Schedule A to this Agreement.

In the case of commencement or termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed during the average daily net assets of the Fund for the days during which it is in effect.

4.EXPENSES.

During the term of this Agreement, the Subadviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. Subject to any expense limitation agreement as in effect from time to time with respect to the Fund, the Trust shall assume and shall pay (i) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Fund is a party, and (ii) interest on borrowed money, if any. In addition to these expenses, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

5.COMPLIANCE WITH APPLICABLE REGULATIONS. In performing its duties hereunder, the Subadviser

(i)shall establish compliance procedures (copies of which shall be provided to the Adviser, and shall be subject to review and approval by the Adviser) reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Internal Revenue Code of 1986, as amended; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

(ii)acknowledges that the Trust has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and that the Subadviser and certain of its employees, officers and directors may be subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish, and shall cause its employees, officers and directors to furnish, to the Adviser and/or to the Trust, all reports and information required to be provided under such code of ethics with respect to such persons.

(iii)agrees that it will maintain for the Trust all and only such records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request all in accordance with Rule 31a-3 under the 1940 Act.

6.LIABILITY OF SUBADVISER; INDEMNIFICATION.

Neither the Subadviser nor the officers, directors, employees, agents, or legal representatives (collectively, "Related Persons") of the Subadviser shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Agreement relates; provided that, except as set forth in the succeeding paragraph, no provision of this Agreement shall be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence or the reckless disregard of the Subadviser's obligations and duties (each of which is hereby referred to as a "Culpable Act") under this Agreement.

Neither the Subadviser nor its Related Persons shall be liable for any error of judgment or mistake of law, or for any loss suffered by the Adviser or its Related Persons in connection with the matters to which this Agreement relates; provided that this provision shall not be deemed to protect the Subadviser or its Related Persons against any liability to which it might otherwise be subject by reason of any Culpable Act by the Subadviser or its Related Persons.

The Adviser shall indemnify the Subadviser and its Related Persons and hold them harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, "Damages") arising directly or indirectly out of or in connection with the performance of services by the Subadviser or its Related Persons hereunder to the extent such Damages result from any Culpable Act of the Adviser or any Related Person of the Adviser.

The Subadviser shall indemnify the Adviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by the Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any Culpable Act of the Subadviser or any of its Related Persons.

7.REPRESENTATIONS AND WARRANTIES.

(a)Adviser. The Adviser represents and warrants to the Subadviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Trust and the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Trust or the Adviser or their respective property is bound, whether arising by contract, operation of law or otherwise; and (iii) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Trust and the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Trust and the Adviser, enforceable against the Trust and Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

(b)Subadviser. The Subadviser represents and warrants to the Adviser that (i) the retention of the Subadviser by the Adviser as contemplated by this Agreement is authorized by the Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Subadviser and when executed and delivered by the Subadviser will be the legal, valid and binding obligation of the Subadviser, enforceable against the Subadviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

8.DURATION AND TERMINATION OF THIS AGREEMENT.

(a) Duration. This Agreement shall become effective with respect to the Fund on [ ] (the "Effective Date"). Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the Effective Date. Subsequent to such initial periods of effectiveness, this Agreement shall continue in full force and effect for periods of one year thereafter with respect to the Fund so long as such continuance with respect to the Fund is approved at least annually (a) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) in either event, by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)Amendment. This Agreement may be amended by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement cast in person at a meeting called for that purpose, and, to the extent required by the 1940 Act, by the holders of a majority of the outstanding voting securities of the Trust in the manner required by the 1940 Act.

(c)Termination. This Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, (i) by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, (ii) by the Adviser, or (iii) by the Subadviser, in each case on sixty (60) days' prior written notice to the other party. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust or the Fund held by it (i) to such entity as the Trust may designate as a successor, or (ii) to the Adviser.

(d)Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act). The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment under the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser or such other steps as the Trustees of the Trust may deem appropriate.

(e)Approval, Amendment or Termination by Individual Fund. Any approval, amendment or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9.SERVICES NOT EXCLUSIVE.

The services of the Subadviser to the Adviser in connection with the Fund hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by the Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

10.RESERVATION OF NAME.

The parties hereby acknowledge that AMG Funds LLC has reserved the right to grant the nonexclusive use of the name "AMG" or "AMG Funds" or any derivative thereof to any other investment company, investment adviser, distributor or other business enterprise, and to withdraw from the Trust the use of the name "AMG" or "AMG Funds." The name "AMG" or "AMG Funds" will continue to be used by the Trust so long as such use is mutually agreeable to AMG Funds LLC and the Trust. The Subadviser and the Trust acknowledge that the Trust shall cease using the name "AMG" or "AMG Funds" as a part of the Trust's name and that the Subadviser, the Trust or the Fund, or any of their affiliates, shall not promote the Trust or the Fund or conduct the business of the Trust or the Fund in any way in such name if this Agreement is terminated for any reason and the Adviser does not expressly consent in writing to such use of the name "AMG" or "AMG Funds." Future names adopted by the Trust for itself or the Fund, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. Notwithstanding the above, AMG Funds LLC consents to the use of its name, including in connection with the name of the Trust or the Fund, in a representative client list in connection with the completion of marketing materials.

11.MISCELLANEOUS.

(a)Notices. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

The Adviser:	AMG Funds LLC
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
Facsimile No.:
Attention: Legal and Compliance Department
Subadviser:	GW&K Investment Management, LLC
222 Berkeley Street
Boston, Massachusetts 02116
Facsimile No.:
Attention: Compliance Officer

(b)Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

(c)Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(d)Counterparties. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

IN WITNESS WHEREOF, the Adviser and the Subadviser have caused this Agreement to be executed as of the date first set forth above.

AMG FUNDS LLC

By:

Name:

Title:

GW&K INVESTMENT MANAGEMENT, LLC

By:

Name:

Title:

Acknowledged and agreed to as of the date first set forth above with respect to the Trust's obligations under this Agreement.

AMG FUNDS II

By:

Name:

Title:

SCHEDULE A

AMG GW&K Global Allocation Fund

The Adviser shall pay to the Subadviser an annual gross investment Subadvisory fee equal to 0.30% of the average daily net assets of the Fund. Such fee shall be accrued daily and paid as soon as practical after the last day of each calendar month.

The Subadviser may voluntarily waive all or a portion of the Subadvisory fee payable from time to time hereunder. The Adviser agrees that, during any period in which the Subadviser has voluntarily waived all or a portion of the Subadvisory fee hereunder, if requested by the Subadviser, the Adviser will waive an equal amount (or such lesser amount as the Subadviser may request) of the advisory fee payable by the Trust to the Adviser with respect to the Fund under the Advisory Agreement.

The Subadviser agrees that, during any period in which the Adviser has waived all or a portion of the advisory fee payable by the Trust to the Adviser under the Advisory Agreement with respect to the Fund, if requested by the Adviser, the Subadviser will waive a pro rata share (or such lesser share as the Adviser may request) of the Subadvisory fee payable hereunder with respect to the Fund, such that the amount waived by the Subadviser shall bear the same ratio to the total amount of the subadvisory fees payable hereunder with respect to the Fund as the amount waived by the Adviser bears to all fees payable to the Adviser under the Advisory Agreement with respect to the Fund.

The Adviser agrees that, in addition to any amounts otherwise payable to the Subadviser with respect to the Fund hereunder, the Adviser shall pay the Subadviser all amounts previously waived by the Subadviser with respect to the Fund to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Advisory Agreement, it being further agreed that, with respect to any such amounts subsequently paid by the Trust to the Adviser, the amount to be paid by the Adviser to the Subadviser shall bear the same ratio to the total amount paid by the Trust as the total amount previously waived by the Subadviser bears to the total amount of the fees previously waived by the Adviser under the Advisory Agreement with respect to the Fund.

The Subadviser agrees that, during any period in which the Adviser has agreed to pay or reimburse the Trust for expenses of the Fund, if requested by the Adviser, the Subadviser shall pay or reimburse the Trust for the entire amount of all such expenses of the Fund (or such lesser amount as the Adviser may request). The Adviser agrees that, in addition to any amounts otherwise payable to the Subadviser with respect to the Fund hereunder, the Adviser shall pay the Subadviser all amounts previously paid or reimbursed by the Subadviser with respect to the Fund to the extent that such amounts are subsequently paid by the Trust to the Adviser under the Expense Limitation Agreement.

APPENDIX B

Filed pursuant to 497(e)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG Chicago Equity Partners Balanced Fund

Supplement dated April 17, 2020 to the Prospectus, dated April 1, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Chicago Equity Partners Balanced Fund (the "Fund"), a series of AMG Funds II (the "Trust"), contained in the Fund's Prospectus (the "Prospectus"), dated as noted above.

At a meeting held on April 16, 2020 (the "Meeting"), the Trust's Board of Trustees (the "Board") approved the appointment of GW&K Investment Management, LLC ("GW&K" or the "Subadviser") as the Subadviser to the Fund on an interim basis to replace Chicago Equity Partners, LLC ("CEP"), effective April 17, 2020 (the "Implementation Date"). The appointment of GW&K was pursuant to an interim subadvisory agreement between AMG Funds LLC ("AMGF") and GW&K (the "Interim Subadvisory Agreement"), to be effective until the earlier of 150 days after the termination of the former subadvisory agreement with CEP (the "Former Subadvisory Agreement"), which occurred on April 17, 2020, or the approval of a new subadvisory agreement between AMGF and GW&K by the Board and Fund shareholders. At the Meeting, the Board also approved the longer-term appointment of GW&K as the Subadviser to the Fund, a new subadvisory agreement between AMGF and GW&K (the "New Subadvisory Agreement"), and the submission of the New Subadvisory Agreement to Fund shareholders for approval. The rate of compensation to be received by GW&K under the Interim Subadvisory Agreement approved by the Board is the same rate of compensation that CEP would have received under the Former Subadvisory Agreement.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund (i) changed its name from AMG Chicago Equity Partners Balanced Fund to AMG GW&K Global Allocation Fund, (ii) made changes to its investment objective, principal investment strategies and principal risks, (iii) replaced its existing contractual expense limitation agreement with AMGF with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager has agreed, through at least May 1, 2022, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.81% of the Fund's average daily net assets, subject to later reimbursement by the Fund in certain circumstances; and (iv) replaced its existing benchmark indices with the MSCI ACWI Index, Bloomberg Barclays Global Aggregate Bond Index and 60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index. Shareholders will not experience a net increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund.

In addition, effective as of the Implementation Date, the Prospectus is hereby amended as follows:

All references to the name of AMG Chicago Equity Partners Balanced Fund shall refer to AMG GW&K Global Allocation Fund. All references to CEP shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to Keith E. Gustafson, Michael J. Lawrence, Curt A. Mitchell and Michael J. Budd shall be deleted and all references to the portfolio managers of the Fund shall refer to Daniel L. Miller, CFA, William P. Sterling, PhD, Aaron C. Clark, CFA, Thomas A. Masi, CFA and Mary F. Kane, CFA.

The sections under "Summary of the Fund" titled "Investment Objective," "Fees and Expenses of the Fund," "Expense Example," and "Principal Investment Strategies" beginning on page 3 of the Prospectus are hereby deleted and replaced with the following:

INVESTMENT OBJECTIVE

The AMG GW&K Global Allocation Fund's (the "Fund" or "GW&K Global Allocation Fund") investment objective is to achieve long-term capital appreciation with moderate current income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. If you transact in Class I shares of the Fund through a financial intermediary, you may be required to pay a commission to the financial intermediary for effecting such transactions. Such commissions are charged by the financial intermediary and are not reflected in the table or Expense Example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses1	0.31%	0.41%	0.31%
Total Annual Fund Operating Expenses	1.16%	1.01%	0.91%
Fee Waiver and Expense Reimbursements2	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee	1.06%	0.91%	0.81%
Waiver and Expense Reimbursements2

1Expense information has been restated to reflect current fees.

2AMG Funds LLC (the "Investment Manager") has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund's expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.81% of the Fund's average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the "Expense Cap"), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund's Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds II Board of Trustees or in the event of the Fund's liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. The Example includes the Fund's contractual expense limitation through May 1, 2022. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$117	$357	$627	$1,399

Class I	$101	$309	$545	$1,225

		25

Class Z	$90	$276	$491	$1,107

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will generally invest 55-65% of its net assets in equity securities and invest the remainder of its assets in fixed income securities, cash and cash equivalents. GW&K Investment Management, LLC ("GW&K" or the "Subadviser") takes an active approach to managing global equity and fixed income investments and seeks to manage risk through diversification, in-depth research and a focus on quality.

The equity portion of the Fund is invested primarily in a diversified global portfolio of equity securities, including common and preferred stocks, convertible securities, exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other depositary receipts of non- U.S. listed companies. The equity portion of the Fund may be invested across regions, including in developed and emerging markets, market capitalization ranges, investment styles and sectors. The Fund may invest in companies of any size. With respect to equities, GW&K believes that earnings growth combined with high returns on capital can lead to attractive returns over the long term. GW&K's fundamental research process analyzes a company's market positioning, growth profile, financial strength, management team strength and valuation. GW&K seeks to construct a focused portfolio of equity securities issued by companies that GW&K believes are growing and competitively advantaged and that generate sustainable earnings growth and return on capital.

Under normal circumstances, the Fund will generally invest 35-45% of its net assets in fixed income securities (including cash and cash equivalents). The fixed income portion of the Fund may invest in a wide range of domestic and foreign fixed income securities, including securities issued by any of the following: public and private companies; the U.S. government and its agencies, such as the Federal Home Loan Bank; state and local governments issuing taxable municipal securities; and foreign governments, their agencies and instrumentalities, including issuers in emerging markets. The Fund may also invest in asset-backed and mortgage-backed debt securities, including agency mortgage-backed securities. The fixed income portion of the Fund may include non-U.S. dollar denominated fixed income securities as well fixed income securities payable in U.S. dollars that are issued in the United States by foreign banks and corporations. With respect to fixed income, GW&K actively manages the portfolio across multiple fixed income sectors in order to take advantage of what GW&K believes are relative value opportunities in changing market conditions. GW&K seeks quality in the fixed income sectors in which the Fund invests, including with respect to high yield investments. GW&K's investment process involves fundamental credit research and GW&K's analysis of how the Fund's potential investments are affected by material environmental, social and governance ("ESG") factors. In selecting potential fixed-income investments for the Fund, GW&K uses top-down research that focuses on managing duration, sector allocation, credit quality and yield curve, as well as bottom-up research that focuses on fundamental analysis, valuation analysis, technical analysis, and ESG factor analysis.

Based on GW&K's investment outlook, the Fund may invest up to 30% of its net assets in below- investment grade securities (commonly known as "junk bonds" or "high yield securities") (those rated below Baa/BBB by Moody's Investors Service, Inc. or S&P Global Ratings, respectively) that GW&K believes do not involve undue risk to income or principal. Incorporating fundamental credit and market analysis, GW&K typically invests the Fund's assets in bonds with 1- to 30- year maturities.

Under normal circumstances, the Fund will invest at least 35% of its net assets in investments economically tied to countries other than the U.S., and the Fund will hold investments economically tied to a minimum of three countries other than the U.S. The Fund considers an investment to be economically tied to a country other than the U.S. if it provides investment exposure to a non-U.S. issuer. If, in the view of GW&K, market conditions are not favorable, the Fund may invest less than 35% of its net assets in investments economically tied to countries other than the U.S. The Fund considers a company to be non-U.S. issuer if

(i)it is organized outside the U.S. or maintains a principal place of business outside the U.S., (ii) its securities are traded principally outside the U.S., or (iii) during its most recent fiscal year, it derived at least

50% of its revenues or profits from goods produced or sold, investments made, or services performed outside the U.S. or it has at least 50% of its assets outside the U.S. To gain exposure to foreign issuers, the Fund may invest in ETFs.

While GW&K has significant flexibility to adjust the Fund's asset allocation, under normal circumstances, tactical adjustments among the Fund's weightings are normally expected to be in the range of 5-10% of the Fund's anticipated normal allocation range of 55-65% in equities and 35-45% in fixed income securities.

The Fund may invest more than 65% of its net assets in equities if GW&K considers conditions in the stock market to be more favorable than those in the bond market. In addition, the Fund may invest more than 45% of its net assets in fixed income securities and cash or cash equivalents, or other securities or instruments that GW&K considers less risky, with less than 55% of the Fund's net assets invested in equities if GW&K considers conditions in the bond market to be more favorable than those in the stock market.

The section titled "Summary of the Fund – Principal Risks" beginning on page 4 is hereby revised to remove "Model and Data Risk" as a principal risk of the Fund and to reflect that the Fund is subject to the following additional principal risks:

Asset Allocation Risk—the Fund's investments may not be allocated to the best performing asset classes.

Emerging Markets Risk—investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility.

ESG Investing Risk—because applying the Fund's ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, the Fund's investment returns may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund's investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund's performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. Socially responsible norms differ by region and industry, and a company's ESG practices or the Subadviser's assessment of a company's ESG practices may change over time.

Inflation Risk—the risk that the value of assets or income from investments will be worth less in the future.

Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.

Political Risk—changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Also with respect to the section titled "Summary of the Fund – Principal Risks" beginning on page 4, "Market Risk" is hereby deleted and replaced with the following:

Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020, or in response to events that affect particular industries or companies.

Also with respect to the section titled "Summary of the Fund – Principal Risks" beginning on page 4, the principal risks shall appear in the following order: Asset Allocation Risk; Market Risk; Emerging Markets Risk;

Foreign Investment Risk; Debt Securities Risk; Asset-Backed and Mortgage-Backed Securities Risk; Credit Risk; Currency Risk, ESG Investing Risk; Extension Risk; Growth Stock Risk; High Portfolio Turnover Risk; High Yield Risk; Inflation Risk; Interest Rate Risk; Large-Capitalization Stock Risk; Liquidity Risk; Management Risk; Mid-Capitalization Stock Risk; Municipal Market Risk; Political Risk; Prepayment Risk; Reinvestment Risk; Sector Risk; Small-Capitalization Stock Risk; U.S. Government Securities Risk; and Value Stock Risk.

In the section titled "Summary of the Fund – Performance" beginning on page 5, the following is hereby added at the end of the second paragraph:

As of April 17, 2020, GW&K was appointed as subadviser to the Fund and the Fund changed its name to "AMG GW&K Global Allocation Fund," adopted its current investment strategies and began comparing its performance to the MSCI ACWI Index, 60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index and Bloomberg Barclays Global Aggregate Bond Index. The Fund's performance information for periods prior to April 17, 2020 reflects the Fund's investment strategy that was in effect at that time and may have been different had the Fund's current investment strategy been in effect.

The Average Annual Total Returns table in the section titled "Summary of the Fund – Performance" beginning on page 5 is hereby deleted and replaced with the following:

Average Annual Total Returns as of 12/31/19
AMG GW&K Global Allocation Fund				Since
	1 Year	5 Years	10 Years	Inception1
Class N				–
Return Before Taxes	16.96%	7.00%	8.88%
Class N				–
Return After Taxes on Distributions	15.25%	5.76%	7.39%
Class N
Return After Taxes on Distributions and Sale of Fund				–
Shares	11.03%	5.22%	6.82%
Class I
Return Before Taxes	17.17%	7.16%	–	8.80%
Class Z				–
Return Before Taxes	17.21%	7.26%	9.16%
MSCI ACWI Index2
(reflects no deduction for fees, expenses or taxes)	26.60%	8.41%	8.79%	9.95%
60% MSCI ACWI Index/40% Bloomberg Barclays
Global Aggregate Bond Index2
(reflects no deduction for fees, expenses or taxes)	16.49%	5.52%	5.82%	5.71%
Bloomberg Barclays Global Aggregate Bond Index2
(reflects no deduction for fees, expenses or taxes)	6.84%	2.31%	2.48%	1.28%

Bloomberg Barclays U.S. Aggregate Bond Index2
(reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%	2.66%
60% Russell 1000 /40% Bloomberg Barclays U.S.
Aggregate Bond2
(reflects no deduction for fees, expenses or taxes)	22.13%	8.31%	9.87%	9.92%
Russell 1000® Index2
(reflects no deduction for fees, expenses or taxes)	31.43%	11.48%	13.54%	14.59%

1Class I and Index performance shown reflects performance since the inception date of the Fund's Class I shares on November 30, 2012.

2 The MSCI ACWI Index, 60% MSCI ACWI Index/40% Bloomberg Barclays Global Aggregate Bond Index and Bloomberg Barclays Global Aggregate Bond Index replaced the Russell 1000 Index, 60% Russell 1000 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index and Bloomberg Barclays U.S.

Aggregate Bond Index as the Fund's benchmarks on April 17, 2020 because the Investment Manager and Subadviser believe the new benchmarks are more representative of the Fund's current investment strategies.

The section titled "Summary of the Fund – Portfolio Management" on page 5 of the Prospectus is hereby deleted and replaced with the following:

PORTFOLIO MANAGEMENT

Investment Manager

AMG Funds LLC

Subadviser

GW&K Investment Management, LLC

(pursuant to an interim subadvisory agreement in anticipation of shareholder approval of a definitive agreement)

Portfolio Managers

Asset Allocation Team

Daniel L. Miller, CFA

Partner and Director of Equities of GW&K;

Portfolio Manager of the Fund since April 2020.

William P. Sterling, Phd

Global Strategist of GW&K;

Portfolio Manager of the Fund since April 2020.

Equity Team

Aaron C. Clark, CFA

Principal and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since April 2020.

Thomas A. Masi, CFA

Vice President and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since April 2020.

Fixed Income Team

Mary F. Kane, CFA

Partner and Portfolio Manager of GW&K;

Portfolio Manager of the Fund since April 2020.

The section titled "Additional Information About the Fund – AMG GW&K Global Allocation Fund – Additional Information About the Fund's Principal Investment Strategies" on page 8 is hereby deleted and replaced with the following:

GW&K serves as the subadviser to the Fund and manages the allocation of assets between equities and fixed income securities, and also manages the individual security selection.

Asset allocation determinations for the Fund will be determined by GW&K's Asset Allocation Committee, which is comprised of selected members of the firm's Investment Policy Committee, including the portfolio managers of the Fund. The Asset Allocation Committee monitors relative value opportunities among and within the various asset classes and seeks anomalies that may create opportunities to tactically adjust the Fund's weightings among equities, fixed income and cash. While the Committee has significant flexibility to adjust the Fund's asset allocation, under normal circumstances, tactical adjustments among the Fund's weightings are normally expected to be in the range of 5-10% of the Fund's anticipated normal allocation range of 55-65% in equities and 35-45% in fixed income securities.

When deciding which equity securities to buy and sell, GW&K typically:

∙Uses fundamental research that focuses on

  o Market Positioning

o Growth Profile

o Financial Strength

o Company Management

o Valuation

When deciding which fixed income securities to buy and sell, GW&K typically:

∙Uses top-down macroeconomic analysis that focuses on managing:

o Duration

o Sector Allocation

o Credit Quality

o Yield Curve

∙Uses bottom-up security selection research that focuses on:

o Fundamental Analysis

o Valuation Analysis

o Technical Analysis

o ESG Factor Analysis

The Fund will indirectly bear the management, service and other fees of any ETF in which it invests in addition to its own expenses. Investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The market value of ETF shares may differ from their net asset value per share.

The Fund's compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company in which the Fund invests, will not constitute a violation of that limitation.

The second paragraph of the section titled "Additional Information About the Fund – AMG GW&K Global Allocation Fund – Additional Information About the Fund's Expense and Performance" on page 9 is hereby deleted and replaced with the following:

As discussed under "Fees and Expenses of the Fund" in the Fund's summary section, the Investment Manager has contractually agreed, through at least May 1, 2022, to waive management fees and/or pay or reimburse the Fund's expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.81% of the Fund's average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the "Expense Cap"), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund's Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds II Board of Trustees or in the event of the Fund's liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

The section titled "Additional Information About the Fund – Summary of the Fund's Principal Risks" beginning on page 10 is hereby revised to remove "Model and Data Risk" as a principal risk of the Fund and to reflect that the Fund is subject to the following additional principal risks:

Asset Allocation Risk

Funds that invest in a broad array of asset classes may be subject to asset allocation risk. These funds may allocate assets to an asset class that underperforms other asset classes. For example, the Fund may be overweight in equity-related investments when the stock market is falling and the fixed income market is rising. It is possible to lose money on an investment in the Fund as a result of these allocation decisions.

Emerging Markets Risk

Investments in emerging markets involve all of the risks of foreign investments (see below), and also have additional risks. The markets of developing countries may be more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

ESG Investing Risk

Applying the Fund's ESG investment criteria, which may result in the selection or exclusion of securities of certain issuers for reasons other than performance, carries the risk that the Fund may under-perform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund's exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund's performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadviser or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor. In evaluating a company, the Subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Subadviser to incorrectly assess a company's ESG practices. Socially responsible norms differ by region, and a company's ESG practices or the Subadviser's assessment of a company's ESG practices may change over time. The Fund will vote proxies in a manner that is consistent with its ESG criteria, which may not always be consistent with maximizing short-term performance of the issuer.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future, as inflation decreases the present value of future payments.

Municipal Market Risk

Factors unique to the municipal bond market may negatively affect the value of the Fund's investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Such defaults may occur, for example, when municipalities that have issued bonds are not able to meet interest or principal payments when such payments come due. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund.

Some municipal obligations carry additional risk. For example, they may be difficult to trade or their interest payments may be tied only to a specific stream of revenues. Since some municipal obligations may be secured or guaranteed by banks and other financial institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and price that normally prevails in the market.

Political Risk

Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country. This may include, among other factors, government instability, poor socioeconomic conditions, corruption, internal and external conflict, changes in the regulatory environment, and changes in sovereign health. High political risk can have a negative impact on the economic welfare of a country.

Sector Risk

Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, the Fund's performance could be more volatile than the performance of a fund that is more diversified across industry sectors.

Also with respect to the section titled "Additional Information About the Fund – Summary of the Fund's Principal Risks" beginning on page 10, "Market Risk" is hereby deleted and replaced with the following:

Market Risk

Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to economic, political, or market conditions or perceptions, government actions, geopolitical events, or in response to events that affect particular industries, geographies, or companies. The value of your investment could go up or down depending on market conditions and other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics such as the COVID-19 outbreak in 2020. Equity investments generally have greater price volatility than fixed income investments, although under certain market conditions fixed income investments may have comparable or greater price volatility. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of some LIBOR-based investments or the effectiveness of new hedges placed against existing LIBOR-based investments. These effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund's performance or net asset value.

Also with respect to the section titled "Additional Information About the Fund – Summary of the Fund's Principal Risks" beginning on page 10, the principal risks shall appear in the following order: Asset Allocation Risk; Market Risk; Emerging Markets Risk; Foreign Investment Risk; Debt Securities Risk; Asset-Backed and Mortgage-Backed Securities Risk; Credit Risk; Currency Risk, ESG Investing Risk; Extension Risk; Growth Stock Risk; High Portfolio Turnover Risk; High Yield Risk; Inflation Risk; Interest Rate Risk; Large- Capitalization Stock Risk; Liquidity Risk; Management Risk; Mid-Capitalization Stock Risk; Municipal Market Risk; Political Risk; Prepayment Risk; Reinvestment Risk; Sector Risk; Small-Capitalization Stock Risk; U.S. Government Securities Risk; and Value Stock Risk.

Within the section titled "Additional Information About the Fund – Fund Management" on page 14, the fourth, fifth, sixth and seventh paragraphs are hereby deleted and replaced with the following:

GW&K has day-to-day responsibility for managing the Fund's portfolio pursuant to an interim Subadvisory Agreement that became effective on April 17, 2020 and will remain in effect for 150 days or until shareholders of the Fund approve a definitive Subadvisory Agreement with GW&K, if earlier. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of December 31, 2019, had assets under management of approximately $42.155 billion. AMG indirectly owns a majority interest in GW&K.

The Fund is managed by a team of portfolio managers at GW&K that has jointly managed the Fund since April 2020: Daniel L. Miller, CFA, William P. Sterling, PhD, Aaron C. Clark, CFA, Thomas A. Masi, CFA and Mary F. Kane, CFA.

Messrs. Miller and Sterling are the portfolio managers jointly and primarily responsible for asset allocation. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K's equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Sterling serves as Global Strategist at GW&K, a position he has held since 2019. Previously, Mr. Sterling served as the Chief Executive Officer, Chairman, Chief Investment Officer, and Senior Portfolio Manager of Trilogy Global Advisors, LP ("Trilogy") since 1999.

Messrs. Clark and Masi are the portfolio managers jointly and primarily responsible for the day-to-day management of the equity portion of the Fund. Mr. Clark serves as Principal and Portfolio Manager of GW&K, positions he has held since 2015. Mr. Clark began his investment career in 1992. Prior to joining GW&K in 2015, he was a Principal and Portfolio Manager at Tetrem Capital Management with responsibility for U.S. Value and U.S. Dividend mandates as well as a Canadian Dividend Fund. Prior to that, he served as a portfolio manager at Pioneer Investments as part of their value equities team, and at Morgan Stanley Investment Company, where he co-managed a Dividend Growth Fund. Before becoming a portfolio manager, Mr. Clark was an equity analyst at Prudential Securities and Gerard Klauer Mattison with a primary focus on companies in the financial services sector. Mr. Masi serves as Vice President and Portfolio Manager at GW&K, positions he has held since 2019. Previously, Mr. Masi served as a Senior Portfolio Manager and Director of Research at Trilogy since 2004.

Ms. Kane is the portfolio manager primarily responsible for the fixed income portion of the Fund. Ms. Kane is a Partner and Portfolio Manager of GW&K, and has served in those positions since 2011 and 2005, respectively. Ms. Kane joined GW&K in 2005.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	(1)	ABC Corp.
			John Doe, Treasurer
(2)	ABC Corp.	(2)	John Doe, Treasurer
	c/o John Doe, Treasurer
(3)	ABC Corp. Profit Sharing Plan	(3)	John Doe, Trustee
Trust Accounts
(1)	ABC Trust	(1)	Jane Doe, Trustee
(2)	Jane Doe, Trustee	(2)	Jane Doe
	u/t/d 12/28/78
Custodial Accounts
(1)	John Smith, Custodian	(1)	John Smith
	f/b/o John Smith, Jr. UGMA
(2)	John Smith	(2)	John Smith, Executor

AMG Funds II

AMG GW&K Global Allocation Fund

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR

PROXY VOTE TODAY!

SHAREHOLDER'S REGISTRATION PRINTED HERE

***BOXES FOR TYPESETTING PURPOSES ONLY***

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1.MAIL your signed and voted proxy back in the postage paid envelope provided

2.ONLINE at vote.proxyonline.com using your proxy control number found below

3.By PHONE when you dial 1-888-227-9349 toll-free to reach an automated touchtone voting line

4.By PHONE with a live operator when you call toll-free (800) 290-6427 Monday through Friday 9 a.m. to 10 p.m. Eastern time

                                                                                                     CONTROL NUMBER 1234567891012

AMG FUNDS II

AMG GW&K GLOBAL ALLOCATION FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2020

The undersigned, revoking prior proxies, if any, hereby nominates, constitutes and appoints each of Thomas G. Disbrow, Mark J. Duggan and Maureen A. Meredith as attorney-in-fact, agent and proxy of the undersigned, each with full power of substitution, to vote all the shares of the AMG GW&K Global Allocation Fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on June 18, 2020, at 3:00 p.m. Eastern Time at the offices of AMG Funds LLC (the "Investment Manager"), 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830 (the "Meeting"), and at any and all adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon any other business that may properly come before the Meeting and any and all adjournments or postponements thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 796-6860. Representatives are available to assist you Monday through Friday 9 a.m. to 9 p.m. Eastern

Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June

18, 2020. The Notice of Special Meeting and Proxy Statement are available at:

https://vote.proxyonline.com/AMG/docs/ GlobalAllocation.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AMG GW&K GLOBAL ALLOCATION FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO

BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

PROXY CARD

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SIGNATURE (AND TITLE IF APPLICABLE)DATE

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SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of AMG Funds II (the "Trust"), and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Meeting.

When properly executed, this proxy will be voted as indicated or, if no contrary direction is given when the duly executed proxy is returned, this proxy will be voted "FOR" the proposal listed below and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: •

PROPOSAL

	FOR	AGAINST	ABSTAIN
1 Approval of a new subadvisory agreement between the Investment	o	o	o
Manager and GW&K Investment Management, LLC ("GW&K") with
respect to the Fund.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]